UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2008 (April 21, 2008)

INLAND REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 21, 2008, Inland Real Estate Corporation (the “Company”) entered into employment agreements with each of Mark E. Zalatoris, Brett A. Brown, D. Scott Carr, Beth Sprecher Brooks, William W. Anderson and Kristi A. Rankin.  Copies of these employment agreements are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and are incorporated in their entirety in this Item 1.01 disclosure by reference.  The following descriptions of the material terms and conditions of the employment agreements do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 hereto.

Mark E. Zalatoris.  The Company’s agreement with Mr. Zalatoris, its chief executive officer and president, is effective as of April 21, 2008, continuing through December 31, 2009.

Under the terms of the agreement, the Company has agreed to pay Mr. Zalatoris a base salary equal to $450,000 per year.  Mr. Zalatoris also is eligible to earn an annual cash incentive bonus, determined based on the Company’s level of performance, measured by growth in the Company’s funds from operations, or “FFO,” per fully-diluted share, compared to the FFO growth of its peer group, and an assessment of his performance by the compensation committee.  For example, if the Company’s FFO growth rate is equal to or greater than 130% of the median FFO growth rate for its peer group, Mr. Zalatoris will be entitled to receive up to 50% of his base salary.  Mr. Zalatoris also may earn additional compensation payable in shares of the Company’s restricted stock or options to purchase shares of the Company’s common stock.  Mr. Zalatoris may receive a number of shares equal to the quotient of (1) a percentage of his base salary, based again on the relative growth in the Company’s FFO per fully-diluted share compared to the FFO growth of its peer group, divided by (2) the average of the high and low trading price of the Company’s common stock as reported by the New York Stock Exchange (“NYSE”) on the date of grant.

Additionally, if the Company achieves a threshold level of FFO growth per fully-diluted share, it will grant Mr. Zalatoris options to purchase a number of shares of its common stock equal to the quotient of (a) 10% of his base salary divided by (b) the closing price per share on the day immediately preceding the date of grant, as reported by the NYSE. The exercise price for each share underlying each award will be equal to the closing price per share on the day immediately preceding the date of grant, as reported by the NYSE.

If the agreement is terminated for “cause” or voluntarily by Mr. Zalatoris, the Company will pay Mr. Zalatoris any accrued base salary, vacation pay, reimbursable expenses and benefits, but any unvested long term shares or stock option awards must immediately be forfeited.  If the agreement is terminated “without cause” or by Mr. Zalatoris for “good reason,” the Company will pay Mr. Zalatoris any accrued base salary, vacation pay, reimbursable expenses, benefits, bonus and an amount equal to 1.25 times the sum of his then current base salary plus an amount equal to the annual incentive bonus that was paid to him for the fiscal year immediately preceding the year of termination.  If the termination occurs within one year of a “change of control,” then in addition to the amounts described in the preceding sentence, the Company will pay Mr. Zalatoris an amount equal to 2.99 times the amount of his total compensation package.

If the agreement is terminated “without cause,” any unvested long term shares or annual stock options will immediately vest.  If the agreement is terminated for “good reason,” however, any unvested long term shares or annual stock options must immediately be forfeited; provided that if the termination occurs within one year of a “change of control,” any unvested long term shares or annual stock options will immediately vest.

During the term of the employment agreement and for a period of one year following termination, Mr. Zalatoris has agreed to certain non-compete and non-solicitation provisions.

Brett A. Brown.  The Company’s agreement with Mr. Brown, its chief financial officer, vice president and treasurer, is effective as of January 1, 2008, continuing through December 31, 2009.

Under the terms of the agreement, the Company has agreed to pay Mr. Brown a base salary equal to $300,000 per year.  Mr. Brown also is eligible to earn an annual cash incentive bonus, determined based on the Company’s level of performance, measured by growth in the Company’s FFO per fully-diluted share, compared to the FFO growth of its peer group, and an assessment of his performance by the Company’s chief executive officer.  For example, if the Company’s FFO growth rate is equal to or greater than 130% of the median FFO growth rate for its peer group, Mr. Brown will be entitled to receive up to 35% of his base salary.  Mr. Brown also may earn additional compensation payable in shares of the Company’s restricted stock or options to purchase shares of the Company’s common stock.  Mr. Brown may receive a number of shares equal to the quotient of (1) a percentage of his base salary, based again on the relative growth in the Company’s FFO per fully-diluted share compared to the FFO growth of its peer group, divided by (2) the average of the high and low trading price of the Company’s common stock as reported by the NYSE on the date of grant.

Additionally, if the Company achieves a threshold level of FFO growth per fully-diluted share, it will grant Mr. Brown options to purchase a number of shares of its common stock equal to the quotient of (a) 5% of his base salary divided by (b) the closing price per share on the day immediately preceding the date of grant, as reported by the NYSE. The exercise price for each share underlying each award will be equal to the closing price per share on the day immediately preceding the date of grant, as reported by the NYSE.

If the agreement is terminated for “cause” or voluntarily by Mr. Brown, the Company will pay Mr. Brown any accrued base salary, vacation pay, reimbursable expenses and benefits, but any unvested long term shares or stock option awards must immediately be forfeited.  If the agreement is terminated “without cause” or by Mr. Brown for “good reason,” the Company will pay Mr. Brown any accrued base salary, vacation pay, reimbursable expenses, benefits, bonus and an amount equal to 1.0 times the sum of his then current base salary plus an amount equal to the annual incentive bonus that was paid to him for the fiscal year immediately preceding the year of termination.  If the termination occurs within one year of a “change of control,” then in addition to the amounts described in the preceding sentence, the Company will pay Mr. Brown an amount equal to 2.0 times the amount of his total compensation package.

If the agreement is terminated “without cause,” any unvested long term shares or annual stock options will immediately vest.  If the agreement is terminated for “good reason,” however,

any unvested long term shares or annual stock options must immediately be forfeited; provided that if the termination occurs within one year of a “change of control,” any unvested long term shares or annual stock options will immediately vest.

During the term of the employment agreement and for a period of one year following termination, Mr. Brown has agreed to certain non-compete and non-solicitation provisions.

D. Scott Carr.  The Company’s agreement with Mr. Carr, the president of Inland Commercial Property Management, Inc., its property management subsidiary (“ICPM”), is effective as of January 1, 2008, continuing through December 31, 2009.

Under the terms of the agreement, the Company has agreed to pay Mr. Carr a base salary equal to $300,000 per year.  Mr. Carr also is eligible to earn an annual cash incentive bonus, determined based on the Company’s level of performance, measured by growth in the Company’s FFO per fully-diluted share, compared to the FFO growth of its peer group, and an assessment of his performance by the Company’s chief executive officer.  For example, if the Company’s FFO growth rate is equal to or greater than 130% of the median FFO growth rate for its peer group, Mr. Carr will be entitled to receive up to 35% of his base salary.  Mr. Carr also may earn additional compensation payable in shares of the Company’s restricted stock or options to purchase shares of the Company’s common stock.  Mr. Carr may receive a number of shares equal to the quotient of (1) a percentage of his base salary, based again on the relative growth in the Company’s FFO per fully-diluted share compared to the FFO growth of its peer group, divided by (2) the average of the high and low trading price of the Company’s common stock as reported by the NYSE on the date of grant.

Additionally, if the Company achieves a threshold level of FFO growth per fully-diluted share, it will grant Mr. Carr options to purchase a number of shares of its common stock equal to the quotient of (a) 5% of his base salary divided by (b) the closing price per share on the day immediately preceding the date of grant, as reported by the NYSE. The exercise price for each share underlying each award will be equal to the closing price per share on the day immediately preceding the date of grant, as reported by the NYSE.

If the agreement is terminated for “cause” or voluntarily by Mr. Carr, the Company will pay Mr. Carr any accrued base salary, vacation pay, reimbursable expenses and benefits, but any unvested long term shares or stock option awards must immediately be forfeited.  If the agreement is terminated “without cause” or by Mr. Carr for “good reason,” the Company will pay Mr. Carr any accrued base salary, vacation pay, reimbursable expenses, benefits, bonus and an amount equal to 1.0 times the sum of his then current base salary plus an amount equal to the annual incentive bonus that was paid to him for the fiscal year immediately preceding the year of termination.  If the termination occurs within one year of a “change of control,” then in addition to the amounts described in the preceding sentence, the Company will pay Mr. Carr an amount equal to 2.0 times the amount of his total compensation package.

If the agreement is terminated “without cause,” any unvested long term shares or annual stock options will immediately vest.  If the agreement is terminated for “good reason,” however, any unvested long term shares or annual stock options must immediately be forfeited; provided that if the termination occurs within one year of a “change of control,” any unvested long term shares or annual stock options will immediately vest.

During the term of the employment agreement and for a period of one year following termination, Mr. Carr has agreed to certain non-compete and non-solicitation provisions.

Beth Sprecher Brooks. The Company’s agreement with Ms. Sprecher Brooks, its vice president, general counsel and secretary, is effective as of January 1, 2008, continuing through December 31, 2009.

Under the terms of the agreement, the Company has agreed to pay Ms. Sprecher Brooks a base salary equal to $245,000 per year.  Ms. Sprecher Brooks also is eligible to earn an annual cash incentive bonus, determined based on the Company’s level of performance, measured by growth in the Company’s FFO per fully-diluted share, compared to the FFO growth of its peer group, and an assessment of her performance by the Company’s chief executive officer.  For example, if the Company’s FFO growth rate is equal to or greater than 130% of the median FFO growth rate for its peer group, Ms. Sprecher Brooks will be entitled to receive up to 35% of her base salary.  Ms. Sprecher Brooks also may earn additional compensation payable in shares of the Company’s restricted stock to purchase shares of the Company’s common stock.  Ms. Sprecher Brooks may receive a number of shares or options equal to the quotient of (1) a percentage of her base salary, based again on the relative growth in the Company’s FFO compared to the FFO per fully-diluted share growth of its peer group, divided by (2) the average of the high and low trading price of the Company’s common stock as reported by the NYSE on the date of grant.

Additionally, if the Company achieves a threshold level of FFO growth per fully-diluted share, it will grant Ms. Sprecher Brooks options to purchase a number of shares of its common stock equal to the quotient of (a) 5% of her base salary divided by (b) the closing price per share on the day immediately preceding the date of grant, as reported by the NYSE. The exercise price for each share underlying each award will be equal to the closing price per share on the day immediately preceding the date of grant, as reported by the NYSE.

If the agreement is terminated for “cause” or voluntarily by Ms. Sprecher Brooks, the Company will pay Ms. Sprecher Brooks any accrued base salary, vacation pay, reimbursable expenses and benefits, but any unvested long term shares or stock option awards must immediately be forfeited.  If the agreement is terminated “without cause” or by Ms. Sprecher Brooks for “good reason,” the Company will pay Ms. Sprecher Brooks any accrued base salary, vacation pay, reimbursable expenses, benefits, bonus and an amount equal to 1.0 times the sum of her then current base salary plus an amount equal to the annual incentive bonus that was paid to her for the fiscal year immediately preceding the year of termination.  If the termination occurs within one year of a “change of control,” then in addition to the amounts described in the preceding sentence, the Company will pay Ms. Sprecher Brooks an amount equal to 2.0 times the amount of her total compensation package.

If the agreement is terminated “without cause,” any unvested long term shares or annual stock options will immediately vest.  If the agreement is terminated for “good reason,” however, any unvested long term shares or annual stock options must immediately be forfeited; provided that if the termination occurs within one year of a “change of control,” any unvested long term shares or annual stock options will immediately vest.

During the term of the employment agreement and for a period of one year following termination, Ms. Sprecher Brooks has agreed to certain non-compete and non-solicitation provisions.

William W. Anderson.  The Company’s agreement with Mr. Anderson, its vice president, transactions, is effective as of January 1, 2008, continuing through December 31, 2009.

Under the terms of the agreement, the Company has agreed to pay Mr. Anderson a base salary equal to $240,000 per year.  Mr. Anderson also is eligible to earn an annual cash incentive bonus, determined based on the Company’s level of performance, measured by growth in the Company’s FFO per fully-diluted share, compared to the FFO growth of its peer group, and an assessment of his performance by the Company’s chief executive officer.  For example, if the Company’s FFO growth rate is equal to or greater than 130% of the median FFO growth rate for its peer group, Mr. Anderson will be entitled to receive up to 35% of his base salary.  Mr. Anderson also may earn additional compensation payable in shares of the Company’s restricted stock or options to purchase shares of the Company’s common stock.  Mr. Anderson may receive a number of shares equal to the quotient of (1) a percentage of his base salary, based again on the relative growth in the Company’s FFO per fully-diluted share compared to the FFO growth of its peer group, divided by (2) the average of the high and low trading price of the Company’s common stock as reported by the NYSE on the date of grant.

Additionally, if the Company achieves a threshold level of FFO growth per fully-diluted share, it will grant Mr. Anderson options to purchase a number of shares of its common stock equal to the quotient of (a) 5% of his base salary divided by (b) the closing price per share on the day immediately preceding the date of grant, as reported by the NYSE. The exercise price for each share underlying each award will be equal to the closing price per share on the day immediately preceding the date of grant, as reported by the NYSE.

If the agreement is terminated for “cause” or voluntarily by Mr. Anderson, the Company will pay Mr. Anderson any accrued base salary, vacation pay, reimbursable expenses and benefits, but any unvested long term shares or stock option awards must immediately be forfeited.  If the agreement is terminated “without cause” or by Mr. Anderson for “good reason,” the Company will pay Mr. Anderson any accrued base salary, vacation pay, reimbursable expenses, benefits, bonus and an amount equal to 1.0 times the sum of his then current base salary plus an amount equal to the annual incentive bonus that was paid to him for the fiscal year immediately preceding the year of termination.  If the termination occurs within one year of a “change of control,” then in addition to the amounts described in the preceding sentence, the Company will pay Mr. Anderson an amount equal to 2.0 times the amount of his total compensation package.

If the agreement is terminated “without cause,” any unvested long term shares or annual stock options will immediately vest.  If the agreement is terminated for “good reason,” however, any unvested long term shares or annual stock options must immediately be forfeited; provided that if the termination occurs within one year of a “change of control,” any unvested long term shares or annual stock options will immediately vest.

During the term of the employment agreement and for a period of one year following termination, Mr. Anderson has agreed to certain non-compete and non-solicitation provisions.

Kristi A. Rankin. The Company’s agreement with Ms. Rankin, the senior vice president of ICPM, is effective as of January 1, 2008, continuing through December 31, 2009.

Under the terms of the agreement, the Company has agreed to pay Ms. Rankin a base salary equal to $210,000 per year.  Ms. Rankin also is eligible to earn an annual cash incentive bonus, determined based on the Company’s level of performance, measured by growth in the Company’s FFO per fully-diluted share, compared to the FFO growth of its peer group, and an assessment of her performance by the Company’s chief executive officer.  For example, if the Company’s FFO growth rate is equal to or greater than 130% of the median FFO growth rate for its peer group, Ms. Rankin will be entitled to receive up to 35% of her base salary.  Ms. Rankin also may earn additional compensation payable in shares of the Company’s restricted stock or options to purchase shares of the Company’s common stock.  Ms. Rankin may receive a number of shares equal to the quotient of (1) a percentage of her base salary, based again on the relative growth in the Company’s FFO per fully-diluted share compared to the FFO growth of its peer group, divided by (2) the average of the high and low trading price of the Company’s common stock as reported by the NYSE on the date of grant.

Additionally, if the Company achieves a threshold level of FFO growth per fully-diluted share, it will grant Ms. Rankin options to purchase a number of shares of its common stock equal to the quotient of (a) 5% of her base salary divided by (b) the closing price per share on the day immediately preceding the date of grant, as reported by the NYSE. The exercise price for each share underlying each award will be equal to the closing price per share on the day immediately preceding the date of grant, as reported by the NYSE.

If the agreement is terminated for “cause” or voluntarily by Ms. Rankin, the Company will pay Ms. Rankin any accrued base salary, vacation pay, reimbursable expenses and benefits, but any unvested long term shares or stock option awards must immediately be forfeited.  If the agreement is terminated “without cause” or by Ms. Rankin for “good reason,” the Company will pay Ms. Rankin any accrued base salary, vacation pay, reimbursable expenses, benefits, bonus and an amount equal to 1.0 times the sum of her then current base salary plus an amount equal to the annual incentive bonus that was paid to her for the fiscal year immediately preceding the year of termination.  If the termination occurs within one year of a “change of control,” then in addition to the amounts described in the preceding sentence, the Company will pay Ms. Rankin an amount equal to 2.0 times the amount of her total compensation package.

If the agreement is terminated “without cause,” any unvested long term shares or annual stock options will immediately vest.  If the agreement is terminated for “good reason,” however, any unvested long term shares or annual stock options must immediately be forfeited; provided that if the termination occurs within one year of a “change of control,” any unvested long term shares or annual stock options will immediately vest.

During the term of the employment agreement and for a period of one year following termination, Ms. Rankin has agreed to certain non-compete and non-solicitation provisions.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 21, 2008, the Company entered into a credit agreement (the “Credit Agreement”) with KeyBanc Capital Markets and Wachovia Capital Markets, LLC as co-lead arrangers and book managers and KeyBank National Association as administrative agent (referred to herein as “Lender” and “Agent,” in its respective roles), and other lending institutions that are parties to the credit facility (collectively with KeyBank National Association, the “Lenders”).  Under the Credit Agreement, the Company may borrow, on an unsecured basis, up to $155,000,000 (the “Facility Amount”).  The Company has the right to increase the Facility Amount to $300,000,000, provided that: (a) at the time of the proposed increase there is neither a default, nor any condition, which after notice or lapse of time would constitute a default by the Company; and (b) either one or more Lenders increase their respective funding commitments, in their sole discretion, or the Company, Agent, or the lead arrangers designate one or more new institutions (acceptable to each of the Company, the Administrative Agent and Lead Arrangers) to become Lenders providing funding commitments for the increased amount.  Up to $25,000,000 of the Facility Amount will be available for the issuance of letters of credit.  This credit facility will be a direct, unsecured recourse obligation of the Company.

A swing line of credit of $25,000,000 will also be available for same day borrowings by the Company.

The Company will be required to pay interest only, on a monthly basis during the term of the facility, with all outstanding principal and unpaid interest due upon termination of the credit.  The credit facility will mature three years from closing.

Initially, the Company may borrow at rates equal to (i) LIBOR plus a margin ranging from 120 basis points to 165 basis points, depending on the Company’s ratio of consolidated outstanding indebtedness to total asset value or (ii) the Alternate Base Rate (as defined herein), plus a margin up to 35 basis points, depending on the Company’s ratio of consolidated outstanding indebtedness to total asset value.  Upon the earlier of (1) the Company having an unencumbered leverage ratio of 1.5 or (2) December 31, 2008, the Company may borrow at rates equal to (i) LIBOR plus a margin ranging from 100 basis points to 150 basis points, depending on the Company’s leverage or (ii) the Alternate Base Rate, plus a margin up to 30 basis points, depending on the Company’s leverage.  As used herein, “Alternate Base Rate” means, for any day, the higher of the prime rate announced by the Agent or the sum of the Federal Funds Effective Rate plus 0.5% per annum.

The Credit Agreement contains customary affirmative, negative and financial covenants, representations, warranties and borrowing conditions.  The Company’s activities are limited to acquiring retail properties and any incidental business activities and investments. Unimproved land holdings or land bank (excluding land that is either under development or planned for development in the next twelve months), investments in partnerships or joint ventures, construction activities and mortgage notes receivable are limited to the levels as described in the Credit Agreement.

Among the customary events of default to which the Company is subject, the occurrence of any of the following will constitute an event of default under the Credit Agreement, upon which the Lenders will have no obligation to make further disbursements of this credit facility, and the outstanding balance of the facility will become immediately due and payable:

1.                                       Failure to pay principal when due;

2.                                       Failure to pay interest and fees within five business days after due;

3.                                       Change of Control (stock ownership other than in the normal course of business and board composition);

4.                                       Change in Management (change of any two of the following: D. Scott Carr, Mark E. Zalatoris or Brett A. Brown);

5.                                       Violation of any financial covenant or any negative covenants;

6.                                       Violation of other covenants, subject to customary grace periods;

7.                                       Material inaccuracy of any representation or warranty;

8.                                       Company disavows, revokes or terminates any facility document or otherwise challenges or contest in proceeding the validity or enforceability of any credit facility document;

9.                                       Insolvency or bankruptcy of the Company or any consolidated subsidiary;

10.                                 Violation of ERISA regulations;

11.                                 A federal tax lien filed under Section 6323 of the Code remains undischarged for a period of twenty-five days;

12.                                 Judgments against the Company or any consolidated subsidiary in excess of $10,000,000 in aggregate that remain unsatisfied or unstayed for more than 60 days; or

13.                                 Failure to remediate within the time period permitted by law or governmental order (or within a reasonable time give the nature of the problem if no specific time period has been given) material environmental problems.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the Credit Agreement, which is attached to this Current Report as Exhibit 10.7 and incorporated into this Item 2.03 by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chairman of the Board

On April 21, 2008, the Company’s board of directors appointed Thomas P. D’Arcy, an independent director, as its chairman, replacing Daniel L. Goodwin.  Mr. Goodwin remains a member of the board of directors.

Resignation of President and Chief Executive Officer; Director not Standing for Re-election

Robert D. Parks resigned his positions as president and chief executive officer of the Company effective April 21, 2008.  Mr. Parks remains a member of the Company’s board of directors but has advised the Company that he will not stand for reelection at the annual meeting scheduled for June 11, 2008.  The Consulting Agreement entered into between Mr. Parks and the Company on July 1, 2000, included as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on July 14, 2000, has been voluntarily terminated by agreement of the parties.

Appointment of President and Chief Executive Officer; Resignation of Treasurer

                Mark E. Zalatoris, has been appointed as the Company’s president and chief executive officer and has resigned his position as treasurer effective as of April 21, 2008.

                The discussion under Item 1.01 above regarding the terms of employment and the employment contract of Mr. Zalatoris is incorporated into this Item 5.02 by reference.

Appointment of Treasurer

The Company’s board of directors has appointed Brett A. Brown as Treasurer effective April 21, 2008.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 21, 2008, the Company’s board of directors amended and restated its bylaws (the “Bylaws”).  Section 11 of Article III of the Bylaws has been amended to provide for the board’s ability to delegate the authority to fix the compensation of directors to the Corporate Governance and Nominating Committee, which authority is consistent with the Company’s Guidelines on Corporate Governance and the charter of that committee.

Section 8 of Article IV has been deleted in its entirety to eliminate chairman of the board as an officer position.  The subsequent sections of Article VI have been renumbered accordingly.  A conforming change also has been made to Section 1 of Article VI by removing the chairman as one of the officers who may sign certificates of the Company’s stock.

The full text of the Bylaws, including amended Articles III, IV and VI, is filed as Exhibit 3.1 to this Current Report and is incorporated into this Item 5.03 by reference.

Item 9.01.  Financial Statements and Exhibits.

3.2	Amended and Restated Bylaws effective April 21, 2008.

10.1	Employment Agreement between Inland Real Estate Corporation and Mark E. Zalatoris, effective as of April 21, 2008.

10.2	Employment Agreement between Inland Real Estate Corporation and Brett A. Brown, effective as of January 1, 2008.

10.3	Employment Agreement between Inland Real Estate Corporation and D. Scott Carr, effective as of January 1, 2008.

10.4	Employment Agreement between Inland Real Estate Corporation and Beth Sprecher Brooks, effective as of January 1, 2008.

10.5	Employment Agreement between Inland Real Estate Corporation and William W. Anderson, effective as of January 1, 2008.

10.6	Employment Agreement between Inland Real Estate Corporation and Kristi A. Rankin, effective as of January 1, 2008.

10.7

Credit Agreement dated April 21, 2008 between and among Inland Real Estate Corporation and KeyBanc Capital Markets and Wachovia Capital Markets, LLC, as co-lead arrangers and book managers, and KeyBank National Association, as administrative agent, and a syndicate of other lenders.

99.1	Press Release dated April 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

Date: April 25, 2008	By:	/s/ Mark E. Zalatoris
	Name:	Mark E. Zalatoris
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws effective April 21, 2008.

10.1	Employment Agreement between Inland Real Estate Corporation and Mark E. Zalatoris, effective as of April 21, 2008.

10.2	Employment Agreement between Inland Real Estate Corporation and Brett A. Brown, effective as of January 1, 2008.

10.3	Employment Agreement between Inland Real Estate Corporation and D. Scott Carr, effective as of January 1, 2008.

10.4	Employment Agreement between Inland Real Estate Corporation and Beth Sprecher Brooks, effective as of January 1, 2008.

10.5	Employment Agreement between Inland Real Estate Corporation and William W. Anderson, effective as of January 1, 2008.

10.6	Employment Agreement between Inland Real Estate Corporation and Kristi A. Rankin, effective as of January 1, 2008.

10.7

Credit Agreement dated April 21, 2008 between and among Inland Real Estate Corporation and KeyBanc Capital Markets and Wachovia Capital Markets, LLC, as co-lead arrangers and book managers, and KeyBank National Association, as administrative agent, and a syndicate of other lenders.

99.1	Press Release dated April 21, 2008.